SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

NOWAUTO GROUP, INC.
______________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50709	77-0594821
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID number)
of incorporation)

2090 East University, Suite 112, Tempe, Arizona 85281
______________________________________
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (480) 990-0007

N/A
______________________________________
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Results of Operations and Exhibits

Item 2.02. Results of Operations and Financial Condition.

On November 16, 2006, NowAuto Group, Inc. issued a press release announcing its quarter ended September 30, 2006 operating results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on November 16, 2006, a copy of which is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release of NowAuto Group, Inc. dated November 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 16, 2006	/s/ Scott Miller
Scott Miller, Chief Executive Officer